Exhibit 10.2

ASSIGNMENT, BILL OF SALE AND CONVEYANCE

STATE OF TEXAS

COUNTY OF GONZALES

I.

This Assignment, Bill of Sale and Conveyance ("Assignment") is effective as of December 1, 2006, at 7:00 am. Central lime ("Effective Time"), and is from Delphic Oil Co., LLC, a Florida limited liability company whose address is 1358 Fruitville Road, Suite 210, Sarasota, FL 34236 ("Assignee) to Lucas Energy, Inc., a Nevada corporation whose mailing address is 3000 Richmond Ave, Suite 400, Houston, Texas 17040 ("Assignee"),

For ten dollars anti other consideration, the receipt arid sufficiency of which Assignor and Assignee acknowledge, Assignor grants, bargains, sells, assigns, and conveys to Assignee and its successors and assigns, but subject to the limitations, conditions, reservations, agreements arid exceptions hereinafter set forth and in the Exhibit(s) attached hereto, and subject to the terms of any applicable instruments of record In the county or counties where the Subject Interests are located, all of Assignor's right, title, and interest in and to the following (collectively, the "interests"):

(a)

the oil, gas and Mineral leases described in Exhibit A (collectively, the "Leases), and arty other oil, gas and mineral leasehold interests, overriding royalty interests, non-working or carried interests, operating rights, record title and other similar Interests in the Leases, together with lands covered thereby, or pooled or unitized therewith (the "Lands'') (the Leases and Lands being collectively, the "Subject Interests" or, singularly, a "Subject Interest"), together with (1) all rights with respect to any pooled, communitized or unitized interest by virtue of any Subject Interest being a part thereof, and (ii) all Hydrocarbon production after the Effective Time from the Subject Interests, and from any such pool or unit and allocated to any such Subject Interest;

(b)

all easements, rights-of-way, servitudes, surface leases, surface use agreements and other rights or agreements related to the use of the surface and subsurface (the "Surface Agreements), in such case to the extent directly used on connection with the operation of the Subject Interests, together with all fixtures and Improvements situated upon such real property and directly used in the operation of the Subject Interests;

(c)

to the extent assignable or transferable, all permits, licenses, franchises, consents, approvals and other similar rights and privileges, in each case to the extent directly used in connection with the operation of the Subject Interests (the "Permits''};

(d)

all real, personal and mixed, movable and immovable property, including without limitation, structures, facilities, equipment,

machinery, fixtures, spare parts, inventory and other personal property used directly in connection with the operation of the Interests or in Connection with the production, treatment, compression, gathering, transportation sate, or disposal of oil, gas or other hydrocarbons produced from or attributable to the Subject interests (collectively, "Hydrocarbon and any water, byproducts or waste produced therefrom or therewith or otherwise attributable thereto, including all wells drilled on lands covered by the Leases or lands pooled or unitized therewith (whether producing, shut in or abandoned, and whether for production, produced water injection or disposal, or otherwise), including but not limited to those described in Exhibit A (collectively, the "Wells"), wellhead equipment, pumps, pumping units, flow-lines, pipelines, gathering systems, pipe, tanks, buildings, treatment facilities, injection facilities, disposal facilities, compression facilities and other materials, supplies, and facilities (collectively the "Facilities";

(e)

to the extent assignable or transferable and relating to the Interests (other than the Leases), (I) all contracts, agreements, drilling contracts, equipment leases, production sales and marketing contracts, farm-out and farm-in agreements, operating agreements, service agreements, unit agreements, gas gathering and transportation agreements, the equipment leases, and rental contracts, service agreements, supply agreements and other contracts, agreements and arrangements and other contracts, agreements and arrangement (collectively, the "Contracts");

(f)

to the extent assignable or transferable, all books, records, files, maps, databases, geological and geophysical data (but excluding all interpretations and other derivative works based thereon), monuments of title, reports and similar documents and materials that In each case relates solely to the forgoing interests in the possession of, and maintained by, Assignor (the "Records); and situated upon such real property and directly used in the operation of the Subject Interests; and materials that in each case relates solely, to the foregoing interests in the possession of, and maintained by, Assignor (the "Records"); and

(g)

all gas production imbalance accounts, if applicable, as of the Effective Time.

TO HAVE AND TO HOLD UNTO ASSIGNEE, ITS SUCCESSORS AND ASSIGNS FOREVER. Assignor agrees to defend title to the Interests against all third party claims arising by, through or under Assignor, but not otherwise, with full substitution and subrogation in favor of Assignee of all warranties of title made by any of Assignor's predecessors in interest.

Assignee accepts this Assignment and assumes all Assignor's obligation and liabilities arising out of the Subject Interests, whether existing on or arising from and after the Effective Time under the Leases, the contracts and the Surface Agreements and any other agreements, whether recorded or not.

Assignee agrees that the purchase price provided for hereunder excludes any sates taxes or other taxes, if any,

required to be paid in connection with the sale of the Subject Interests pursuant to this agreement. Assignee shall be liable for and bear all sales and use taxes, conveyancer transfer and recording fees and real estate transfer stamps or taxes, if any, imposed on any transfer of the Subject Interests pursuant to this agreement.

II.

ASSIGNEE ACKNOWLEDGES THAT THE INTERESTS HAVE BEEN USED FOR EXPLORATION DEVELOPMENT', AND PRODUCTION OF OIL AND GAS AND THAT THERE MAY BE PETROLEUM, PRODUCED WATER, WASTES, OR OTHER MATERIALS LOCATED ON OR UNDER THE INTERESTS OR ASSOCIATED WITH THE INTERESTS. EQUIPMENT AND SITES INCLUDED IN THE INTERESTS MAY CONTAIN ASBESTOS, HAZARDOUS SUBSTANCES, OR NATURALLY OCCURRING RADIOACTIVE MATERIAL ("NORM"). NORM MAY AFRIX OR ATTACH ITSELF TO THE INSIDE OF WELLS, MATERIALS, AND EQUIPMENT AS SCALE, OR IN OTHER FORMS; THE WELLS, MATERIALS, AND EQUIPMENT LOCATED ON OR INCLUDED IN THE INTERESTS MAY CONTAIN NORM AND OTHER WASTES OR HAZARDOUS SUBSTANCES; AND NORM=CONTAINING MATERIAL AND OTHER WASTES OR HAZARDOUS SUBSTANCES MAY HAVE BEEN BURIED, COME IN CONTACT WITH THE SOIL, OR OTHERWISE BEEN DISPOSED OF ON THE INTERESTS. SPECIAL PROCEDURES MAY BE REQUIRED FOR THE REMEDIATION, REMOVAL, TRANSPORTATION, OR DISPOSAL OF WASTES, ASBESTOS, HAZARDOUS SUBSTANCES, AND NORM FROM THE INTERESTS OR FROM A LOCATION OFFSITE. ASSIGNEE WILL STORE, HANDLE, TRANSPORT, AND DISPOSE OF OR DISCHARGE ALL MATERIAL SUBSTANCES, AND WASTES FROM THE INTERESTS (INCLUDING PRODUCED WATER, DRILLING FLUIDS, NORM, AND OTHER WASTES), WHETHER PRESENT BEFORE OR AFTER THE EFFECTIVE TIME, IN ACCORDANCE WITH APPLICABLE LOCAL, STATE, AND FEDERAL LAWS AND REGULATIONS, INCLUDING THOSE RELATING TO HEALTH, SAFETY, THE ENVIRONMENT OR THE PROTECTION OF NATURAL RESOURCES, ASSIGNEE WILL KEEP RECORDS OF THE TYPES, AMOUNTS, AND TRANSPORTED, HANDLED, DISCHARGED, RELEASED, OR DISPOSED OF ONSITE AND OFFSITE, WHEN ANY LEASE TERMINATES, AN INTEREST IN WHICH HAS BEEN ASSIGNED UNDER THIS ASSIGNMENT, ASSIGNEE WILL TAKE ADDITIONAL TESTING, ASSESSMENT, CLOSURE, REPORTING, AND REMEDIAL ACTION WITH RESPECT TO THE INTERESTS AS IS NECESSARY TO SATISFY ALL LOCAL, STATE, AND FEDERAL REQUIREMENTS, INCLUDING THOSE RELATING TO HEALTH, SAFETY, THE ENVIRONMENT OR THE PROTECTION OF NATURAL RESOURCES, IN EFFECT AT THAT TIME AND NECESSARY TO RESTORE THE INTERESTS.

III.

Assignee recognizes, and will either perform or assure that performance of its obligations under Articles I, II, Ill, and V hereof, is accomplished properly in compliance with the applicable Contracts, Leases and Surface Agreements, and in accordance with applicable federal, state, local laws, rules and regulations, including laws relating to hearth, safety, the environment or the protection of natural resources, whether existing on or arising before or after the Effective Time, including obligations, as applicable, to:

(a)

obtaining plugging exceptions in the operators name for each Well (abandoned and unabandoned) with a current plugging exception or permanently plugging and abandoning each Well.

(b)

plugging, abandoning, and if necessary, re-abandoning each Well (abandoned and unabandoned).

(c)

removing all equipment and Facilities, including flow lines and pipelines.

(d)

closing ail pits.

(e)

restoring the surface, subsurface, and any other sites associated with the Interests.

Assignee will take all necessary steps to ensure that Assignee is recognized as the owner and, if applicable, operator of the Interests by all appropriate parties, including any regulatory commission, body or boat with jurisdiction. If Assignor is the principal on any financial assurance (including a bond) relating to the Interests, which financial assurance is required by any law, rule, or regulation, then Assignee will secure new financial assurance in the required amount and supply it to the regulatory body requiring the financial assurance, to the end that Assignor's financial assurance is released and discharged. Assignee will pay all costs and expenses associated with the obligations assumed under this Article. Assignor may require Assignee to maintain a letter of credit, establish an escrow account, or obtain a performance bond or other financial security, in an amount, in a form, and from an institution acceptable to Assignor, to guarantee Assignee's obligations.

IV.

BY ACCEPTANCE OF THIS ASSIGNMENT, ASSIGNEE ACKNOWLEDGES THAT ASSIGNEE HAS RELIED SOLELY ON THE BASIS OF as OWN INDEPENDENT INVESTIGATION OF THE PROPERTIES. EXCEPT FOR THE SPECIAL WARRANTY OF TITLE PROVIDED FOR IN THIS ASSIGNMENT, ASSIGNOR MAKES NO WARRANTY OF ANY TYPE IN THIS ASSIGNMENT, WHETHER EXPRESS, STATUTORY, OR IMPLIED. ASSIGNEE HAS INSPECTED AND HAS SATISFIED ITSELF A5 TO THE CONDITION OF THE INTERESTS. THIS ASSIGNMENT IS MADE BY ASSIGNOR AND ACCEPTED BY ASSIGNEE ON AN "AS IS, WHERE IV BASIS. ASSIGNOR DISCLAIMS ALL WARRANTIES, INCLUDING:

(a)

AS TO THE FITNESS OR CONDITION OR MERCHANTABILITY OF THE MATERIALS, EQUIPMENT, OR FACILITIES CONVEYED.

(b)

AS TO THE PHYSICAL, OPERATIONAL OR ENVIRONMENTAL CONDITION OF THE INTERESTS.

(c)

AS TO THE OIL, GAS, AND OTHER HYDROCARBON OPERATIONS OF THE INTERESTS COVERED BY THE TERMS AND CONDITIONS OF ANY LEASES, THE CONTRACTS, THE SURFACE AGREEMENTS OR OTHER AGREEMENTS THAT ARE A PART OF OR PERTAIN TO THE INTERESTS.(d)  AS TO THE ISSUANCE, REISSUANCE, OR TRANSFER OF ANY PERMITS RELATING T ANY OF THE INTERESTS.

(e)

AS TO ANY CONSENT OR APPROVAL REQUIRED UNDER ANY INSTRUMENT DESCRIBED IN ARTICLE I HEREOF.

The parties hereto agree that, to the extent required by applicable law to be operative, the disclaimers of certain warranties contained in this Article IV are 'conspicuous' disclaimers for the purposes of any applicable Jaw, rule or order.

V.

All covenants and agreements in this Assignment bind and inure to the benefit of the heirs, successors, and assigns of Assignor and Assignee; are covenants running with the land; and are effective as stated, whether or not the covenants and agreements are memorialized in assignments and other conveyances executed and delivered by the parties and their respective heirs, successors, and assigns form time to time.

VI.

This Assignment and its performance will be construed in accordance with, and governed by, the Internal laws of the State of Texas. This instrument may be executed in counterparts, all of which together will be considered one instrument. Such counterparts each being Identical shall also be used to facilitate recordation. Where a counterpart of this Assignment is being recorded there may be omitted from Exhibit A to such counterpart portions of Exhibit A which describe or refer to properties located in jurisdictions other than the jurisdiction in which such counterpart is being recorded. Complete copies of the Assignment including the entire Exhibit A have been retained by Assignor and Assignee.

REMAINDER OF PAGE BLANK; SIGNATURE PAGE TO FOLLOW.

IN WITNESS WHEREOF, this Assignment Is executed by the parties hereto on the date written above but effective for all purposes as of the Effective Time.

ASSIGNOR

ASSIGNEE

Delphic Oil Co., LLC

Lucas Energy, Inc.

By: /s/ David Chessler

By: /s/ James Cerna

David L. Chessler, Manager

James Cerna, President

STATE OF CALIFORNIA

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COUNTY OF SAN MATEO

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This Instrument was acknowledged before me on the 3rd day of January, 2007, by James Cerna, as President of Lucas Energy, Inc., a Nevada corporation, on behalf of such corporation

/s/ Amy Trinh

Notary Public, State of California

My Commission expires April 8, 2010

STATE OE FLORIDA

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COUNTY OF SARASOTA

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This instrument was acknowledged before me on the 20 day of December, 2006, by David L. Chessler, as Manager of The Delphic Oil Co., LLC, a Florida limited liability company, on behalf of such corporation.

/s/ Alice Black-Davidson

Notary Public, State of Florida

My Commission expires March 30, 2010